UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05549

Reynolds Funds, Inc.

(Exact name of registrant as specified in charter)

c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee,  WI  53202

(Address of principal executive offices) (Zip code)

Frederick L. Reynolds
Reynolds Capital Management
2580 Kekaa Drive #115
Lahaina, Hawaii  96761

(Name and address of agent for service)

(415) 461-7860

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2010

Item 1. Reports to Stockholders.
ANNUAL REPORT
September 30, 2010

REYNOLDS
BLUE CHIP
GROWTH FUND
Seeking Long-Term Capital Appreciation

A No-Load Mutual Fund

1-800-773-9665
www.reynoldsfunds.com

REYNOLDS BLUE CHIP GROWTH FUND

November 18, 2010

Dear Fellow Shareholders:

Performance highlights (September 30, 2010)
The performance of the Reynolds Blue Chip Growth Fund (the “Fund” or the “Blue Chip Fund”) in the twelve months ended September 30, 2010 was +15.33%. The performance of the Standard & Poor’s 500 Index(1) during that same period was +10.16%. The average total returns of the Reynolds Blue Chip Growth Fund for the one year and annualized 3-year, 5-year and 10-year periods through September 30, 2010 were +15.33%,  +14.88%,  +10.51% and -3.10%, respectively. The average total returns for the Fund’s benchmark, the Standard & Poor’s 500, for the one year and annualized 3-year, 5-year and 10-year periods through September 30, 2010 were +10.16%, -7.16%, +0.64% and -0.43%, respectively.

Nine Months	One Year	Three Years	Five Years	Ten Years
■ Reynolds Blue Chip Growth Fund
■ Standard & Poor's 500

(1)
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding.)  Stocks may be added or deleted from the Index from time to time.

The performance of the Reynolds Blue Chip Growth Fund during the nine months ended September 30, 2010 was +9.87%. The performance of the Standard & Poor’s 500 Index during that same period was +3.89%.

Investment Strategy
Ideally I would always invest in stocks for the long-term and have low turnover. However, it is very important to closely analyze intermediate-term potential economic cycles and resulting stock market problems or positives. Three years ago in October 2007, I became increasingly concerned regarding several potential economic problems. I believed that one of these potential problems was high housing prices, and the increasingly speculative financial instruments that had evolved in this segment of the economy. As a result, I began implementing a strong “defensive investment strategy” for the Reynolds Blue Chip Growth Fund by selling equities held in the Fund and raising the cash position. The beginning of the implementation of this defensive investment strategy coincided within a few days of the intermediate top of the stock market in October 2007. I began purchasing equities for the Blue Chip Fund in March 2009, as I believed that the prices of many high quality equities had declined to attractive long-term buying ranges and the massive amount of stimulus that was being implemented worldwide would be a positive. The beginning of the implementation of this more “normal investment strategy” also coincided within a few days of the intermediate bottom of the stock market.

The U.S. Economy
The U.S. economic recovery that started in mid-2009 has continued so far in 2010. U.S. Gross Domestic Product (GDP), helped by various stimulus measures, expanded at an inflation-adjusted annual rate of 2% in the quarter ended September 30, 2010.  U.S. GDP increased at a 1.7% rate in the quarter ended June 30, 2010; at a 3.7% rate in the quarter ended March 31, 2010; at a 5.0% rate in the quarter ended December 31, 2009; and at a 1.6% rate in the quarter ended September 30, 2009.  GDP  decreased in each of the four quarters ended June 30, 2009

The majority of economists are forecasting moderate economic growth with no double-dip recession or v-shaped recovery.  For the next six months the economy should be characterized by modest, but positive, economic growth of around two percent, helped by gains in equipment and software spending, federal government spending and consumer spending. The economy should also be characterized by low inflation, fiscal deficits, and a central bank that is going to explore new directions of monetary policy. A second round of monetary easing (QE2) to stimulate the economy has recently started.

There are some current and potential economic and investment negatives at the present time including: (1) the pace of economic growth is too slow to generate the hiring needed to bring down unemployment, now at 9.6% more than a year after the economy started growing; (2) commercial real estate will continue to lag, as past overbuilding negatively affects rents and valuations, making it difficult for buyers and investors to obtain financing; (3) much of the third-quarter growth came from businesses rebuilding inventories, an unsustainable source of growth; (4) mortgage rates are low, but mortgage credit is still somewhat tight as risk aversion among lenders continues at high levels; (5) residential construction dropped in the third quarter after the expiration of the home-buyer tax credit; (6) exports of goods and services grew at a 5% rate, but imports rose 17.4% in the third quarter; (7) state and local government spending contracted in the third quarter, as it has in six of the last eight quarters; (8) inflation may be increasing in the future; (9) interest rates may be increasing in the future; (10) there is a possibility of deflation in the future; (11) economic problems with some individual Euro-zone countries such as Greece, Spain, Portugal and Ireland which may spread to other countries; (12) debt problems in Europe may negatively affect U.S. and/or European economic growth; (13) the recent raising of interest rates by China could slow economic growth;  and (14) there is the possibility of currency wars between countries to gain trade advantages.  In addition, now that global government stimulus programs of more than $2 trillion have occurred, eventually central banks will need to withdraw some of the stimulus and guard against inflation. However, compared with pouring money into the economy, draining money from the economy is a much tougher job for central banks. The near term policy focus is to balance the need to maintain stable and relatively fast growth, the need to adjust the economic structure and the need to manage inflationary and deflationary expectations.

There are many current and potential economic and investment positives: (1) the economy has grown in the last five quarters through the September 2010 quarter and growth expectations have recently improved; (2) manufacturing employment increased for the tenth straight month, and payrolls recently increased further indicating that a recovery has taken hold; (3) manufacturing is playing a larger role in the economy; (4) growth in the service sector is gaining momentum and broadening; (5) consumer spending accelerated, marking its strongest growth since late 2006, though much of the added spending went for imports; (6) the demographics of household formation should begin to boost demand in the future; (7) businesses have been able to use the credit markets to strengthen their balance sheets; (8) business equipment investment and software spending have continued to pick up;  (9) inflation remains at moderate levels; (10) interest rates remain low; (11) many companies recently reported better than expected quarterly earnings; (12) many companies reported revenue growth, not just earnings growth from cutting expenses in the most recent quarters; (13) recent productivity gains have been strong helped by better/more equipment; (14) net exports will be a modest positive; and (15) the second round of economic stimulus (QE2) which recently started should be a positive. The Federal Reserve recently began a new round of bond-buying to lower long-term interest rates in the hope of stimulating more borrowing and spending.

The U.S. economic recovery is being affected by a number of secular factors that are altering the pace and composition of growth. The economy in 2010 is being affected by greater prudence and less speculation in lending, the importance of exports and jobs and less leverage for consumer spending. GDP decreased 2.6% in calendar 2009, after no change (0.0%) in calendar 2008, and increasing 2.1% in 2007, 2.8% in 2006, 3.1% in 2005, 3.9% in 2004, 2.7% in 2003, 1.9% in 2002, 0.8% in 2001 and 3.7% in 2000. GDP is forecast to increase 2.7% in 2010 and 2.3% in 2011.

U.S. inflation numbers have been helped in the last few years by such factors as: (1) global competition; (2) advances in technology resulting in increasing productivity; (3) technology innovations that are helping to lower production and distribution costs; and (4) the recent world wide weak economies.  Inflation, as measured by the Consumer Price Index, decreased 0.3% in 2009, after increasing 3.8% in 2008, 2.9% in 2007, 3.2% in 2006, 3.4% in 2005, 2.7% in 2004, 2.3% in 2003, 1.6% in 2002, 2.8% in 2001 and 3.4% in 2000. U.S. inflation is forecast to increase 1.5% in 2010 and 2.2% in 2011.

The World Economy
The global economic recovery that started in mid-2009 has continued in 2010. Growth in global expansion activity, which slowed somewhat over the summer, has strengthened. This apparent acceleration in foreign economic output has led some central banks, including those of Australia, China and India, to tighten monetary policy to guard against an acceleration of inflation. Expectations of further easing by the Federal Reserve have contributed to the dollar’s recent weakness. Dollar weakness has led to worry in some foreign countries regarding their trade competitiveness as their currencies have strengthened. The Bank of Japan and the Brazilian government have recently enacted measures to attempt to slow the appreciation of their currencies.

Recovery is strongest in Asia with China having the strongest growth. Other Asian countries are having strong growth rates as well. Recovery is also occurring in Latin America and Brazil. Economic growth has also returned to Western Europe, although at a slower pace than other regions. The biggest risk to Euro-zone economic growth is related to the potential sovereign government debt crises that have appeared.  Europe will need significant fiscal retrenchment in the next few years which will slow their economic growth.  Some developing countries in the world have been growing faster than the U.S. in the last few years.  Their economies continued to grow faster than the U.S. during the most recent worldwide economic slowdown and their economies are forecast to grow faster than the U.S. in 2010.

The World Economy decreased 0.8% in 2009 and is forecast to increase 4.8% in 2010 and 3.9% in 2011. Among “advanced economies”: (1) Japan decreased 5.2% in 2009 and is forecast to increase 2.7% in 2010 and 1.2% in 2011; (2) the Euro-zone decreased 4.0% in 2009 and is forecast to increase 1.6% in 2010 and 1.4% in 2011; (3) the United  Kingdom decreased 4.9% in 2009 and is forecast to increase 1.8% in 2010 and 1.9% in 2011; (4) Canada decreased 2.6% in 2009 and is forecast to increase 3.0% in 2010 and 2.2% in 2011; and (5) Korea increased 0.2% in 2009 and is forecast to increase 6.4% in 2010 and 4.1% in 2011.

The biggest developing economies are many times referred to as the “BRIC” economies, which is short for Brazil, Russia, India, and China. China’s population is approximately 20% of the world’s total population of approximately 6.8 billion. Many economists believe that China has a particularly good long-term outlook. In the second quarter of 2010 China overtook Japan and became the world’s second largest economy after the U.S. It is the world’s fastest growing major economy. China was one of the first countries to show a pickup in growth last year and it helped to lead the world out of recession. The acceleration in China’s growth is resulting in policy makers beginning to withdraw record fiscal and monetary stimulus. For example, bank lending has been tightened and interest rates were recently raised. GDP increased 8.5% in 2009 and is forecast to increase 10.0% in 2010 and 8.8% in 2011.

Brazil is Latin America’s biggest economy. Brazil emerged from its first recession since 2003 in the second quarter of 2009.  GDP decreased 0.2% in 2009 and is forecast to increase 7.9% in 2010 and 5.4% in 2011.

India’s population is approximately 17% of the world’s population. It is the world’s second fastest growing economy. India’s economy increased 6.8% in 2009 and is forecast to increase 8.5% in 2010 and 7.5% in 2011. Russia’s economy decreased 7.9% in 2009 and is forecast to increase 4.2% in 2010 and 4.0% in 2011.

Many worldwide larger multinational companies should be well positioned to benefit long-term from worldwide growth. To the extent that some of these companies’ U.S. earnings are growing slower, this could be somewhat offset by their possible stronger foreign earnings. The long-term strategy of the Reynolds Blue Chip Growth Fund is to be structured to benefit from this worldwide growth by investing in many of these leading multinational growth companies.

The Blue Chip Fund is positioned to participate in long-term worldwide growth trends through investments in multinational U.S. headquartered companies. In addition, the Fund has investments in leading foreign headquartered companies, whose stocks or American Depositary Receipts (ADRs) trade in the United States. These ADR’s are denominated in dollars and they must use GAAP (Generally Accepted Accounting Principles) accounting to qualify as an ADR. The Blue Chip Fund may hold up to 35% of its assets in ADR’s.

Opportunistic Investing in Companies of Various Sizes and Diversified Among Various Industries
The Reynolds Blue Chip Growth Fund usually invests in companies of various sizes as classified by their market capitalizations. A company’s market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price.  Other considerations in selecting companies for the Fund include revenue growth rates, product innovations, financial strength, management’s knowledge and experience plus the overall economic and geopolitical environments and interest rates.  The Fund’s investments are diversified among various industries.

The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in worldwide “blue chip” growth companies.  These companies are defined as companies with a minimum market capitalization of $1 billion. In the long-term these companies build value as their earnings grow. This growth in value should ultimately be recognized in higher stock prices for these companies.

Portfolio as of September 30, 2010

Low Long-Term Interest Rates by Historical Standards are a Significant Positive for Stock Valuations
Long-term interest rates remain near historically low levels. Low long-term interest rates usually result in higher stock valuations for many reasons including:

(1)	Long-term borrowing costs of corporations are lower resulting in higher business confidence and profits.

(2)	Long-term borrowing costs of individuals are lower which increases consumer confidence and spending.

(3)	A company’s stock is usually valued by placing a present value on that company’s future stream of earnings and dividends. The present value is higher when interest and inflation rates are low.

Linked Money Market Fund
The First American Treasury Obligations Fund is a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC. This Fund is offered as a money market alternative to our shareholders. The First American Treasury Obligations Fund offers many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and is linked to your holdings in the Reynolds Blue Chip Growth Fund.  This Fund is also included on your quarterly statements.

Information about the Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund
Reynoldsfunds.com website: You can access current information about your investment holdings via our website, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at (800) 773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and the current Reynolds Blue Chip Growth Fund net asset value. Additional information available (PIN number not needed) includes quarterly updates of the returns of the Blue Chip Fund, top ten holdings and industry percentages. Also, detailed statistics and graphs of past performances from a link to Morningstar for the Blue Chip Fund.

For automatic current daily net asset values:  Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours a day, seven days a week and press “any key” then “1”. The updated current net asset value for the Blue Chip Fund is usually available each business day after 5 P.M. (PST).

For the Reynolds Blue Chip Growth Fund shareholders to automatically access their current account information:  Call 1-800-773-9665 (twenty-four hours a day, seven days a week), press “any key” then “2” and enter your 16 digit account number which appears at the top right of your statement.

To speak to a Fund representative regarding the current daily net asset value, current account information and any other questions:  Call 1-800-773-9665 and press “0” from 6 A.M. to 5 P.M. (PST).

Shareholder statement frequency:  Consolidated statements summarizing the Blue Chip Fund and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Blue Chip Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for the Blue Chip Fund or First American Treasury Obligations Fund when a shareholder purchases or redeems shares; (2) Blue Chip Fund statements are sent twice a year if, and when, any ordinary income or capital gains are distributed.

Tax reporting:  Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Blue Chip Fund and the First American Treasury Obligations Fund are also reported in January.

Minimum investment:  $1,000 for regular and retirement accounts ($100 for additional investments for all accounts – except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

Retirement plans:  All types are offered including Traditional IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, and SEP IRA.

Automatic Investment Plan:  There is no charge to automatically debit your checking account to invest in the Blue Chip Fund or the First American Treasury Obligations Fund ($50 minimum for either of these Funds) at periodic intervals to make automatic purchases in either of these Funds. This is useful for dollar cost averaging for the Blue Chip Fund.

Systematic Withdrawal Plan:  For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in the Blue Chip Fund or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

Free Check Writing:  Free check writing ($100 minimum) is offered for accounts invested in the First American Treasury Obligations Fund.

Exchanges or regular redemptions between the Blue Chip Fund and the First American Treasury Obligations Fund:  As often as desired – no charge.

NASDAQ symbols:  Reynolds Blue Chip Growth Fund – RBCGX and First American Treasury Obligations Fund – FATXX.

Portfolio Manager:  Frederick Reynolds is the portfolio manager of the Reynolds Blue Chip Growth Fund.

The Reynolds Blue Chip Growth Fund and the First American Treasury Obligations Fund are No-Load:  No front-end sales commissions or deferred sales charges (“loads”) are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or “load” in which up to 5% of a shareholder’s assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or “load” which is typically deducted from a shareholder’s account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder’s return. The Blue Chip Fund and First American Treasury Obligations Fund are No-Load as they do not have these extra charges.

We appreciate your continued confidence in the Reynolds Blue Chip Growth Fund and would like to welcome our new shareholders. We look forward to strong results in the future.

Sincerely,

Frederick L. Reynolds
President

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Blue Chip Growth Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.reynoldsfunds.com.

Reynolds Blue Chip Growth Fund
COST DISCUSSION (Unaudited)

As a shareholder of the Reynolds Blue Chip Growth Fund, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2010 through September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account	Ending Account	Expenses Paid During
	Value 4/01/10	Value 9/30/10	Period* 4/01/10-9/30/10
Reynolds Blue Chip Growth Fund Actual	$1,000.00	$1,022.70	$8.47
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	$8.44

*
Expenses are equal to the Fund’s annualized expense ratio of 1.67% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2010 and September 30, 2010).

Reynolds Blue Chip Growth Fund
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (Unaudited)

The Reynolds Blue Chip Growth Fund and the Standard & Poor’s 500 Index (the Blue Chip Fund’s benchmark) both appreciated during the Fund’s fiscal year (twelve months ended September 30, 2010).  This was due to many reasons including: (1) equities had become a very good value due to their decline during the recession that ended in the quarter ended June 30, 2009; (2) interest rates were at historically low levels; (3) the positive effects of the stimulus program; and (4) GDP and corporate profits both increased each quarter during the twelve months ended September 30, 2010. The Reynolds Blue Chip Growth Fund outperformed the Standard & Poor’s 500 Index (the Fund’s benchmark) in the first half and in the second half of fiscal 2010 ended September 30, 2010. One reason for this was that many of the Fund’s largest holdings strongly outperformed the benchmark.  Some of these largest holdings were:  (1) Akamai Technologies, (2) Amazon.com, (3) Apple, (4) Baidu, (5) Caterpillar, (6) Deere, (7) Las Vegas Sands, (8) McDonalds, (9) Netflix, (10) Salesforce.com and (11) VMware. In addition, good individual stock selection in general was a very important contributor to this strong performance. Examples were: (1) Agrium, (2) Boeing, (3) Citrix Systems, (4) Dollar Tree, (5) Expedia, (6) F5 Networks, (7) Family Dollar Stores, (8) Ford, (9) Tata Motors, (10) Union Pacific, (11) VeriFone, (12) Whiting Petroleum, and (13) Wynn Resorts.  Also, many of the Industries that were underweighted in the Fund underperformed the Index.  Examples of these Industries were: (1) Financial Services and (2) Health Care.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

AVERAGE ANNUAL TOTAL RETURN
1-YEAR	5-YEAR	10-YEAR
15.33%	10.51%	-3.10%

(1)
The S&P 500 is the Standard & Poor’s Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Reynolds Blue Chip Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2010

ASSETS:
Investments in securities, at value (cost $97,379,995)	$110,810,429
Cash	2,644,438
Receivable from investments sold	663,670
Receivable from shareholders for purchases	4,836,455
Dividends receivable	99,537
Total assets	$119,054,529
LIABILITIES:
Payable to brokers for investments purchased	$2,798,095
Payable to shareholders for redemptions	72,006
Payable to adviser for management fees	84,404
Payable for distribution expenses	12,835
Other liabilities	44,685
Total liabilities	3,012,025
NET ASSETS:
Capital Stock, $0.01 par value; 40,000,000 shares authorized; 2,403,162 shares outstanding	119,398,754
Net unrealized appreciation on investments	13,430,434
Accumulated net realized loss on investments	(16,786,684)
Net assets	116,042,504
Total liabilities and net assets	$119,054,529
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($116,042,504 ÷ 2,403,162 shares outstanding)	$48.29

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a)
COMMON STOCKS — 95.2% (a)
	Aerospace & Defense — 1.7%
5,400	BE Aerospace, Inc.*	$163,674
5,300	The Boeing Co.	352,662
800	Esterline Technologies Corp.*	45,784
2,300	General Dynamics Corp.	144,463
3,100	Goodrich Corp.	228,563
3,500	Hexcel Corp.*	62,265
3,500	Honeywell International Inc.	153,790
1,000	L-3 Communications Holdings, Inc.	72,270
1,300	Lockheed Martin Corp.	92,664
2,600	Northrop Grumman Corp.	157,638
2,300	Raytheon Co.	105,133
2,400	Rockwell Collins, Inc.	139,800
3,300	United Technologies Corp.	235,059
		1,953,765
	Air Freight & Logistics — 0.5%
600	C. H. Robinson Worldwide, Inc.	41,952
1,800	Expeditors International
	of Washington, Inc.	83,214
2,700	FedEx Corp.	230,850
3,100	United Parcel Service, Inc. Cl B	206,739
		562,755

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Airlines — 1.8%
1,800	Alaska Air Group, Inc.*	$91,854
2,300	Allegiant Travel Co.	97,336
18,000	AMR Corp.*	112,860
1,800	China Eastern Airlines
	Corporation Ltd. - SP-ADR*	54,990
5,200	China Southern Airlines
	Company Ltd. - SP-ADR*	150,904
7,500	Continental Airlines, Inc. Cl B*	186,300
12,800	Delta Air Lines, Inc.*	148,992
7,800	GOL - Linhas Aereas
	Inteligentes S.A. - SP-ADR	122,616
4,500	Hawaiian Holdings, Inc.*	26,955
8,000	JetBlue Airways Corp.*	53,520
5,300	Lan Airlines S. A.	156,032
3,700	Ryanair Holdings PLC - SP-ADR	113,997
26,000	Southwest Airlines Co.	339,820
2,900	Tam SA - SP-ADR	66,903
9,900	UAL Corp.*	233,937
16,900	US Airways Group, Inc.*	156,325
		2,113,341
	Auto Components — 0.4%
2,700	BorgWarner, Inc.*	142,074
7,200	China Automotive Systems, Inc.*	110,016
4,530	The Goodyear Tire & Rubber Co.*	48,698
4,500	Johnson Controls, Inc.	137,250
1,000	TRW Automotive Holdings Corp.*	41,560
		479,598
	Automobiles — 0.7%
11,700	Ford Motor Co.*	143,208
2,200	Harley-Davidson, Inc.	62,568
2,000	Honda Motor Co., Ltd. - SP-ADR	71,180
20,300	Tata Motors Ltd. - SP-ADR	517,853
500	Toyota Motor Corp. - SP-ADR	35,790
		830,599
	Beverages — 1.9%
2,600	Anheuser-Busch InBev N.V. - SP-ADR	152,750
4,100	The Boston Beer Company, Inc.*	274,167
7,400	The Coca-Cola Co.	433,048
1,200	Coca-Cola Enterprises Inc.	37,200
2,100	Coca-Cola Femsa,
	S.A.B. de C.V. - SP-ADR	164,262
500	Compania Cervecerias
	Unidas S.A. - SP-ADR	27,825
28,500	Cott Corp.*	223,725
2,200	Craft Brewers Alliance Inc.*	16,698
1,700	Diageo PLC - SP-ADR	117,317
3,700	Dr Pepper Snapple Group, Inc.	131,424
1,600	Fomento Economico Mexicano,
	S.A.B. de C.V. - SP-ADR	81,168
3,300	Hansen Natural Corp.*	153,846
2,000	Molson Coors Brewing Co.	94,440
4,700	PepsiCo, Inc.	312,268
		2,220,138
	Biotechnology — 1.3%
3,000	Affymax Inc.*	17,850
2,100	Alexion Pharmaceuticals, Inc.*	135,156
5,700	Alkermes, Inc.*	83,505
1,700	Amgen Inc.*	93,687
3,100	Amylin Pharmaceuticals, Inc.*	64,635
1,200	BioCryst Pharmaceuticals, Inc.*	5,928
2,700	Biogen Idec Inc.*	151,524
2,000	Celera Corp.*	13,480
1,600	Celgene Corp.*	92,176
24,000	Cell Therapeutics, Inc.*	9,288
600	Cephalon, Inc.*	37,464
900	Clinical Data, Inc.*	15,183
5,600	Dendreon Corp.*	230,608
600	Genzyme Corp.*	42,474
1,400	Gilead Sciences, Inc.*	49,854
3,700	Human Genome Sciences, Inc.*	110,223
13,400	Incyte Corp.*	214,266
1,700	Savient Pharmaceuticals Inc.*	38,879
4,000	SciClone Pharmaceuticals, Inc.*	10,560
600	United Therapeutics Corporation*	33,606
1,100	Vertex Pharmaceuticals Inc.*	38,027
4,000	Vical Inc.*	8,920
		1,497,293
	Building Products — 0.2%
2,500	Armstrong World Industries, Inc.*	103,775
11,000	Masco Corp.	121,110

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Building Products — 0.2% (Continued)
2,100	Owens Corning Inc.*	$53,823
		278,708
	Capital Markets — 1.3%
1,100	Affiliated Managers Group, Inc.*	85,811
1,000	Ameriprise Financial, Inc.	47,330
1,800	Bank of New York Mellon Corp.	47,034
700	Credit Suisse Group AG - SP-ADR	29,792
600	Deutsche Bank AG	32,958
7,030	E*Trade Financial Corp.*	102,216
800	Franklin Resources, Inc.	85,520
2,700	The Goldman Sachs Group, Inc.	390,366
6,500	Janus Capital Group Inc.	71,175
2,300	Jefferies Group, Inc.	52,187
2,000	Lazard Ltd.	70,160
1,000	Legg Mason, Inc.	30,310
2,200	Morgan Stanley	54,296
1,000	Northern Trust Corp.	48,240
1,200	Piper Jaffray Companies, Inc.*	34,956
1,000	T. Rowe Price Group Inc.	50,065
2,500	Raymond James Financial, Inc.	63,325
3,000	The Charles Schwab Corporation	41,700
1,500	SEI Investments Co.	30,510
1,500	State Street Corp.	56,490
1,400	TD Ameritrade Holding Corp.*	22,610
1,000	Waddell & Reed Financial, Inc.	27,360
		1,474,411
	Chemicals — 2.0%
3,700	Agrium Inc.	277,463
700	Air Products and Chemicals, Inc.	57,974
400	CF Industries Holdings, Inc.	38,200
1,500	China Agritech, Inc.*	17,340
1,500	Cytec Industries Inc.	84,570
6,200	The Dow Chemical Co.	170,252
4,500	E.I. du Pont de Nemours and Co.	200,790
1,400	Eastman Chemical Co.	103,600
3,500	Ferro Corporation*	45,115
700	FMC Corporation	47,887
5,100	W. R. Grace & Co.*	142,494
2,800	International Flavors & Fragrances Inc.	135,856
2,500	Intrepid Potash, Inc.*	65,175
1,200	Kraton Performance Polymers, Inc.*	32,580
700	Kronos Worldwide, Inc.*	27,888
600	The Lubrizol Corp.	63,582
1,300	Monsanto Company	62,309
2,000	The Mosaic Co.	117,520
2,200	Nalco Holding Co.	55,462
5,600	Olin Corp.	112,896
1,300	Potash Corporation
	of Saskatchewan Inc.	187,252
1,300	PPG Industries, Inc.	94,640
800	The Scotts Miracle-Gro Company	41,384
1,500	Sigma-Aldrich Corp.	90,570
1,200	The Valspar Corp.	38,220
		2,311,019
	Commercial Banks — 1.2%
1,800	Banco Santander Brasil SA - SP-ADR	24,786
2,300	Banco Santander SA - SP-ADR	29,118
1,100	Bank of Hawaii Corp.	49,412
700	Bank of Montreal	40,425
1,100	Barclays PLC	20,735
2,200	BB&T Corp.	52,976
10,600	Fifth Third Bancorp	127,518
1,500	Hudson City Bancorp, Inc.	18,390
17,000	Huntington Bancshares Inc.	96,390
12,200	KeyCorp	97,112
3,100	Marshall & Ilsley Corp.	21,824
1,400	PNC Financial Services Group, Inc.	72,674
7,000	Popular, Inc.*	20,300
11,500	Regions Financial Corp.	83,605
700	Royal Bank of Canada	36,491
5,600	SunTrust Banks, Inc.	144,648
9,000	Synovus Financial Corp.	22,140
1,900	The Toronto-Dominion Bank	137,294
3,300	U.S. Bancorp	71,346
4,100	Wells Fargo & Co.	103,033
4,500	Zions Bancorporation	96,120
		1,366,337
	Commercial Services & Supplies — 0.6%
2,500	Avery Dennison Corp.	92,800
1,000	Corrections Corporation of America*	24,680

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Commercial Services &
	Supplies — 0.6% (Continued)
1,200	R.R. Donnelley & Sons Company	$20,352
933	IESI-BFC Ltd.	21,356
1,200	Herman Miller, Inc.	23,616
1,500	Pitney Bowes Inc.	32,070
1,200	Republic Services, Inc.	36,588
5,800	RINO International Corp.*	80,910
2,500	Rollins, Inc.	58,450
25,600	The Standard Register Co.	74,752
1,700	Stericycle, Inc.*	118,116
1,000	Sykes Enterprises, Inc.*	13,580
1,900	Waste Management, Inc.	67,906
		665,176
	Communications Equipment — 3.1%
1,800	Acme Packet, Inc.*	68,292
1,100	ADTRAN, Inc.	38,830
8,900	Aruba Networks Inc.*	189,926
1,200	Blue Coat Systems, Inc.*	28,872
7,000	Brocade Communications
	Systems, Inc.*	40,880
18,100	Ciena Corp.*	281,817
11,200	Cisco Systems, Inc.*	245,280
3,000	L.M. Ericsson Telephone Co.	32,910
3,600	F5 Networks, Inc.*	373,716
29,975	Finisar Corp.*	563,230
1,000	Harris Corp.	44,290
5,700	Infinera Corporation*	66,519
3,500	Ituran Location and Control Ltd.	50,400
2,000	Ixia*	24,800
32,600	JDS Uniphase Corp.*	403,914
6,000	Juniper Networks, Inc.*	182,100
600	Loral Space & Communications Inc.*	31,320
3,500	Motorola, Inc.*	29,855
2,500	NETGEAR, Inc.*	67,525
7,400	Nokia Corp. - SP-ADR	74,222
1,200	Plantronics, Inc.	40,536
3,800	QUALCOMM, Inc.	171,456
2,400	Research In Motion Ltd.*	116,856
1,000	Riverbed Technology, Inc.*	45,580
12,400	Sierra Wireless Inc.*	128,588
10,000	Sonus Networks, Inc.*	35,300
1,000	Sycamore Networks, Inc.	32,410
14,600	Tellabs, Inc.	108,770
700	ViaSat, Inc.*	28,777
13,600	Westell Technologies, Inc.*	31,280
		3,578,251
	Computers & Peripherals — 5.0%
14,350	Apple Inc.*	4,071,813
2,900	Concurrent Computer Corporation*	19,256
4,400	Dell Inc.*	57,024
6,600	EMC Corp.*	134,046
5,500	Hewlett-Packard Co.	231,385
5,900	Hutchinson Technology Inc.*	20,473
1,800	International Business
	Machines Corp.	241,452
1,100	Isilon Systems, Inc.*	24,508
3,000	Lexmark International, Inc.*	133,860
5,800	NetApp, Inc.*	288,782
2,300	QLogic Corp.*	40,572
6,200	SanDisk Corp.*	227,230
4,400	Seagate Technology PLC*	51,832
3,300	Teradata Corp.*	127,248
6,300	Western Digital Corp.*	178,857
		5,848,338
	Construction & Engineering — 0.3%
4,400	Fluor Corp.	217,932
2,500	Foster Wheeler AG*	61,150
1,200	Jacobs Engineering Group Inc.*	46,440
1,000	The Shaw Group Inc.*	33,560
		359,082
	Construction Materials — 0.0%
800	Vulcan Materials Company	29,536

	Consumer Finance — 0.3%
4,200	American Express Co.	176,526
1,200	Capital One Financial Corp.	47,460
7,100	Discover Financial Services	118,428
		342,414

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Consumer Services - Diversified — 0.2%
1,800	Coinstar, Inc.*	$77,382
1,500	H&R Block, Inc.	19,425
500	New Oriental Education &
	Techology Group, Inc. - SP-ADR*	48,790
700	Pre-Paid Legal Services, Inc.*	43,743
1,000	Sotheby’s	36,820
		226,160
	Containers & Packaging — 0.4%
2,200	Ball Corp.	129,470
22,000	Boise, Inc.*	142,780
2,500	Owens-Illinois, Inc.*	70,150
1,000	Pactiv Corporation*	32,980
1,800	Sealed Air Corp.	40,464
1,200	Temple-Inland Inc.	22,392
		438,236
	Distributors — 0.0%
1,200	Genuine Parts Co.	53,508

	Electric Utilities — 0.1%
1,300	El Paso Electric Company*	30,914
1,200	Exelon Corp.	51,096
900	Pinnacle West Capital Corporation	37,143
1,000	Progress Energy, Inc.	44,420
		163,573
	Electrical Equipment — 0.6%
2,000	A123 Systems Inc.*	17,940
2,800	Babcock & Wilcox Co.*	59,584
1,500	Baldor Electric Co.	60,600
2,000	Emerson Electric Co.	105,320
1,000	Polypore International, Inc.*	30,160
2,400	Rockwell Automation, Inc.	148,152
1,400	Roper Industries, Inc.	91,252
1,700	A.O. Smith Corp.	98,413
2,700	Thomas & Betts Corp.*	110,754
		722,175
	Electronic Equipment,
	Instruments & Components — 1.2%
4,700	Agilent Technologies, Inc.*	156,839
3,100	Avnet, Inc.*	83,731
4,500	Brightpoint, Inc.*	31,455
1,600	Coherent, Inc.*	64,016
6,200	Corning Inc.	113,336
1,000	Dolby Laboratories Inc.*	56,810
2,000	Fabrinet*	31,640
18,500	Flextronics International Ltd.*	111,740
1,600	Hitachi, Ltd.*	70,048
1,200	Itron, Inc.*	73,476
3,800	Jabil Circuit, Inc.	54,758
2,400	LeCroy Corporation*	18,960
3,200	Molex Inc.	66,976
1,000	OSI Systems, Inc.*	36,320
4,300	Power-One, Inc.*	39,087
13,600	Sanmina-SCI Corp.*	164,288
900	Tech Data Corp.*	36,270
3,200	Trimble Navigation Ltd.*	112,128
7,600	Vishay Intertechnology, Inc.*	73,568
542	Vishay Precision Group Inc.*	8,461
		1,403,907
	Energy Equipment & Services — 2.0%
2,400	Atwood Oceanics, Inc.*	73,080
2,500	Baker Hughes Inc.	106,500
3,600	Cameron International Corp.*	154,656
11,100	CGG-Veritas - SP-ADR*	242,424
1,800	Diamond Offshore Drilling, Inc.	121,986
1,200	Dresser-Rand Group, Inc.*	44,268
600	Dril-quip, Inc.*	37,266
500	FMC Technologies, Inc.*	34,145
3,600	Halliburton Co.	119,052
1,600	Helmerich & Payne, Inc.	64,736
3,100	Nabors Industries Ltd.*	55,986
800	National-Oilwell Varco Inc.	35,576
2,500	Newpark Resources, Inc.*	21,000
1,600	Noble Corp.	54,064
6,800	Parker Drilling Co.*	29,580
2,300	Patterson-UTI Energy, Inc.	39,284
9,000	Rowan Companies, Inc.*	273,240
9,189	Schlumberger Ltd.	566,134
1,000	Tenaris S.A. - SP-ADR	38,420

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Energy Equipment &
	Services — 2.0% (Continued)
3,000	Transocean Ltd.*	$192,870
2,200	Weatherford International Ltd.*	37,620
		2,341,887
	Financial Services - Diversified — 0.6%
6,400	Bank of America Corp.	83,904
1,200	CBOE Holdings Inc.	24,048
34,700	Citigroup Inc.*	135,330
300	IntercontinentalExchange Inc.*	31,416
4,700	JPMorgan Chase & Co.	178,929
1,000	Moody’s Corporation	24,980
1,500	The NASDAQ OMX Group, Inc.*	29,145
13,800	NewStar Financial, Inc.*	102,258
1,200	NYSE Euronext	34,284
		644,294
	Food & Staples Retailing — 1.5%
1,000	BJ’s Wholesale Club, Inc.*	41,500
11,900	Costco Wholesale Corp.	767,431
5,000	CVS Caremark Corp.	157,350
13,600	The Great Atlantic &
	Pacific Tea Company, Inc.*	53,856
1,200	The Kroger Co.	25,992
1,000	The Pantry, Inc.*	24,110
1,300	SUPERVALU Inc.	14,989
2,500	Sysco Corp.	71,300
1,000	United Natural Foods, Inc.*	33,140
2,200	Walgreen Co.	73,700
4,200	Wal-Mart Stores, Inc.	224,784
6,300	Whole Foods Market, Inc.*	233,793
3,200	Winn-Dixie Stores, Inc.*	22,816
		1,744,761
	Food Products — 1.2%
2,300	Archer-Daniels-Midland Co.	73,416
1,200	Campbell Soup Co.	42,900
4,000	General Mills, Inc.	146,160
8,500	Green Mountain Coffee Roasters, Inc.*	265,115
6,000	The Hain Celestial Group, Inc.*	143,880
1,200	H.J. Heinz Co.	56,844
3,000	The Hershey Co.	142,770
2,000	Kellogg Co.	101,020
2,200	Kraft Foods Inc.	67,892
1,000	Mead Johnson Nutrition Company	56,910
1,200	Ralcorp Holdings, Inc.*	70,176
9,600	Sara Lee Corp.	128,928
1,300	The J.M. Smucker Co.	78,689
700	TreeHouse Foods, Inc.*	32,270
1,000	Unilever PLC - SP-ADR	29,100
		1,436,070
	Health Care Equipment & Supplies — 1.4%
1,100	C.R. Bard, Inc.	89,573
600	Baxter International Inc.	28,626
1,400	Becton, Dickinson & Co.	103,740
5,000	Cyberonics, Inc.*	133,400
5,200	Delcath Systems Inc.*	37,544
1,200	DENTSPLY International Inc.	38,364
3,400	Edwards Lifesciences Corp.*	227,970
1,600	Haemonetics Corporation*	93,648
1,200	Hologic, Inc.*	19,212
2,300	Hospira, Inc.*	131,123
700	IDEXX Laboratories, Inc.*	43,204
1,000	Kinetic Concepts, Inc.*	36,580
1,000	Medtronic, Inc.	33,580
3,600	ResMed Inc.*	118,116
1,600	Sirona Dental Systems, Inc.*	57,664
500	St. Jude Medical, Inc.*	19,670
2,200	Stryker Corp.	110,110
4,800	Varian Medical Systems, Inc.*	290,400
900	Zoll Medical Corporation*	29,043
		1,641,567
	Health Care Providers & Services — 1.9%
2,000	Aetna Inc.	63,220
4,000	AmerisourceBergen Corp.	122,640
1,200	Cardinal Health, Inc.	39,648
900	CIGNA Corp.	32,202
1,400	Community Health Systems Inc.*	43,358
3,500	Coventry Health Care, Inc.*	75,355
2,200	Express Scripts, Inc.*	107,140
1,000	Fresenius Medical Care
	AG & Co. KGaA - SP-ADR	61,740
10,000	Health Management Associates, Inc.*	76,600

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Health Care Providers &
	Services — 1.9% (Continued)
1,900	Health Net Inc.*	$51,661
1,200	HEALTHSOUTH Corp.*	23,040
3,200	Healthspring, Inc.*	82,688
3,900	Humana Inc.*	195,936
600	Lincare Holdings Inc.	15,054
1,600	Magellan Health Services, Inc.*	75,584
2,100	McKesson Corp.	129,738
3,200	Medco Health Solutions, Inc.*	166,592
5,000	Molina Healthcare Inc.*	134,950
1,000	Patterson Companies Inc.	28,650
700	Quest Diagnostics Inc.	35,329
2,800	Rural/Metro Corp.*	23,828
800	Henry Schein, Inc.*	46,864
24,500	Tenet Healthcare Corp.*	115,640
3,500	UnitedHealth Group Inc.	122,885
1,300	Universal Health Services, Inc.	50,518
3,100	WellCare Health Plans Inc.*	89,776
2,800	WellPoint Inc.*	158,592
		2,169,228
	Health Care Technology — 0.2%
1,200	Allscripts Healthcare Solutions, Inc.*	22,164
1,200	Cerner Corp.*	100,788
700	Quality Systems, Inc.	46,417
1,000	SXC Health Solutions Corporation*	36,470
		205,839
	Home Building — 0.6%
4,500	Beazer Homes USA, Inc.*	18,585
10,100	D.R. Horton, Inc.	112,312
3,500	Gafisa S.A. - SP-ADR	54,215
21,500	Hovnanian Enterprises, Inc.*	84,495
4,900	KB Home	55,517
7,400	Lennar Corp.	113,812
2,600	Meritage Homes Corp.*	51,012
8,875	Pulte Group Inc.*	77,745
2,700	The Ryland Group, Inc.	48,384
14,300	Standard Pacific Corp.*	56,771
3,200	Toll Brothers, Inc.*	60,864
		733,712
	Hotels, Restaurants & Leisure — 5.3%
1,500	7 Days Group Holdings Ltd. - SP-ADR*	26,985
6,800	Boyd Gaming Corp.*	49,300
3,000	Brinker International, Inc.	56,580
700	Buffalo Wild Wings Inc.*	33,523
500	Burger King Holdings Inc.	11,940
1,200	California Pizza Kitchen, Inc.*	20,472
12,400	Caribou Coffee Company, Inc.*	128,960
2,000	Carnival Corp.	76,420
4,400	The Cheesecake Factory Inc.*	116,468
1,400	Chipotle Mexican Grill, Inc.*	240,800
2,800	Choice Hotels International, Inc.	102,088
3,900	Cracker Barrel Old Country Store, Inc.	197,964
7,400	Ctrip.com International, Ltd. - SP-ADR*	353,350
3,900	Darden Restaurants, Inc.	166,842
2,900	DineEquity, Inc.*	130,442
8,700	Domino’s Pizza, Inc.*	115,014
3,500	Home Inns & Hotels
	Management, Inc. - SP-ADR*	173,040
2,500	Hyatt Hotels Corp.*	93,475
6,200	International Game Technology	89,590
55,730	Jamba, Inc.*	122,049
3,550	Krispy Kreme Doughnuts, Inc.*	16,259
24,700	Las Vegas Sands Corp.*	860,795
4,821	Marriott International Inc.	172,736
5,900	McDonald’s Corp.	439,609
19,700	MGM Resorts International*	222,216
4,700	P.F. Chang’s China Bistro, Inc.	217,140
2,300	Panera Bread Co.*	203,803
1,500	Papa John’s International, Inc.*	39,570
1,200	Peet’s Coffee & Tea Inc.*	41,076
4,600	Royal Caribbean Cruises Ltd.*	145,038
26,490	Ruth’s Hospitality Group Inc.*	106,225
8,400	Starbucks Corp.	214,872
4,700	Starwood Hotels &
	Resorts Worldwide, Inc.	246,985
2,900	Tim Hortons, Inc.	105,589
5,000	Wendy’s/Arby’s Group, Inc.	22,650
5,500	Wyndham Worldwide Corp.	151,085
4,050	Wynn Resorts Ltd.	351,419
5,100	Yum! Brands, Inc.	234,906
		6,097,275

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Household Durables — 1.1%
1,600	Ethan Allen Interiors Inc.	$27,936
2,300	Garmin Ltd.	69,805
1,800	Harman International Industries, Inc.*	60,138
3,000	iRobot Corporation*	55,710
15,500	La-Z-Boy Inc.*	130,820
1,200	Leggett & Platt, Incorporated	27,312
1,100	Mohawk Industries, Inc.*	58,630
11,700	Newell Rubbermaid Inc.	208,377
1,500	Panasonic Corporation	20,370
2,200	Sony Corp. - SP-ADR	68,024
2,830	Stanley Black & Decker Inc.	173,422
4,000	Tempur-Pedic International Inc.*	124,000
3,700	Tupperware Brands Corp.	169,312
900	Whirlpool Corp.	72,864
		1,266,720
	Household Products — 0.5%
2,600	The Clorox Co.	173,576
2,400	Colgate-Palmolive Co.	184,464
800	Energizer Holdings, Inc.*	53,784
1,500	Kimberly-Clark Corp.	97,575
1,400	The Procter & Gamble Co.	83,958
800	WD-40 Co.	30,416
		623,773
	Independent Power Producers
	& Energy Traders — 0.1%
1,800	Constellation Energy Group Inc.	58,032

	Industrial Conglomerates — 0.6%
2,200	3M Co.	190,762
13,900	General Electric Co.	225,875
1,000	Koninklijke Philips Electronics N.V. NYS	31,320
5,600	McDermott International, Inc.*	82,768
400	Siemens AG - SP-ADR	42,160
4,600	Textron Inc.	94,576
1,200	Tyco International Ltd.	44,076
		711,537
	Insurance — 1.4%
3,000	Aflac, Inc.	155,130
2,000	The Allstate Corporation	63,100
2,000	American International Group, Inc.*	78,200
1,600	Assurant, Inc.	65,120
3,600	Berkshire Hathaway Inc. Cl B*	297,648
400	China Life Insurance
	Company, Ltd. - SP-ADR	23,792
900	The Chubb Corporation	51,291
10,900	Genworth Financial Inc.*	133,198
1,500	Hartford Financial Services Group, Inc.	34,425
1,400	Lincoln National Corp.	33,488
22,600	MBIA Inc.*	227,130
2,500	MetLife, Inc.	96,125
1,800	Prudential Financial, Inc.	97,524
1,500	Torchmark Corp.	79,710
3,100	The Travelers Companies, Inc.	161,510
		1,597,391
	Internet & Catalog Retail — 2.1%
5,000	Amazon.com, Inc.*	785,300
10,400	Expedia, Inc.	293,384
3,500	Netflix Inc.*	567,560
2,300	Overstock.com, Inc.*	36,156
2,300	Priceline.com Inc.*	801,182
		2,483,582
	Internet Software & Services — 5.0%
13,900	Akamai Technologies, Inc.*	697,502
1,200	Ancestry.com, Inc.*	27,312
11,000	Art Technology Group, Inc.*	45,430
22,500	Baidu, Inc. - SP-ADR*	2,308,950
1,800	Digital River, Inc.*	61,272
8,400	eBay Inc.*	204,960
1,600	Google Inc.*	841,264
2,500	IAC/InterActiveCorp*	65,675
5,300	Internet Initiative Japan Inc. - SP-ADR	35,086
700	MercadoLibre Inc.*	50,526
1,700	Monster Worldwide, Inc.*	22,032
3,900	NetEase.com Inc. - SP-ADR*	153,816
2,000	OpenTable, Inc.*	136,160
1,000	Rackspace Hosting, Inc.*	25,980
4,500	SAVVIS, Inc.*	94,860
3,200	SINA Corp.*	161,856
3,600	Sohu.com Inc.*	207,432
4,200	Terremark Worldwide, Inc.*	43,428

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Internet Software &
	Services — 5.0% (Continued)
1,500	Travelzoo Inc.*	$38,640
7,900	ValueClick, Inc.*	103,332
4,600	VeriSign, Inc.*	146,004
3,200	VistaPrint N.V.*	123,680
500	WebMD Health Corp.*	24,935
9,600	Yahoo! Inc.*	136,032
		5,756,164
	IT Services — 1.9%
4,100	Acxiom Corp.*	65,026
1,500	Automatic Data Processing, Inc.	63,045
2,400	Broadridge Financial Solutions Inc.	54,888
1,400	Camelot Information Systems, Inc.*	24,598
5,500	Cognizant Technology Solutions Corp.*	354,585
1,800	Computer Sciences Corp.	82,800
700	Fiserv, Inc.*	37,674
2,000	Gartner, Inc.*	58,880
4,700	The Hackett Group, Inc.*	19,411
600	hiSoft Technology
	International Ltd. - SP-ADR*	14,754
6,300	Infosys Technologies Ltd. - SP-ADR	424,053
400	Mastercard, Inc.	89,600
2,200	Paychex, Inc.	60,478
9,900	Sapient Corp.	118,503
10,200	Satyam Computer
	Services Ltd. - SP-ADR*	39,678
1,200	Unisys Corp.*	33,480
14,900	VeriFone Systems, Inc.*	462,943
3,300	Visa Inc.	245,058
		2,249,454
	Leisure Equipment & Products — 0.2%
10,800	Eastman Kodak Co.*	45,360
2,600	Hasbro, Inc.	115,726
3,600	Mattel, Inc.	84,456
1,700	Sturm, Ruger & Company, Inc.	23,188
		268,730
	Life Sciences Tools & Services — 0.4%
3,300	Affymetrix, Inc.*	15,048
2,300	Bruker Corp.*	32,269
900	Dionex Corp.*	77,796
2,100	Illumina, Inc.*	103,320
1,200	Parexel International Corp.*	27,756
1,200	PerkinElmer, Inc.	27,768
4,700	Sequenom Inc.*	32,947
800	Thermo Fisher Scientific, Inc.*	38,304
2,200	Waters Corp.*	155,716
		510,924
	Machinery — 3.6%
800	AGCO Corporation*	31,208
2,700	Alamo Group Inc.	60,291
2,200	Briggs & Stratton Corp.	41,822
5,300	Bucyrus International, Inc.	367,555
11,200	Caterpillar Inc.	881,216
1,500	China Yuchai International Ltd.	28,695
2,000	CNH Global N. V.*	73,280
3,500	Cummins Inc.	317,030
1,200	Danaher Corp.	48,732
8,500	Deere & Co.	593,130
2,300	Eaton Corp.	189,727
3,500	Gardner Denver Inc.	187,880
2,500	Illinois Tool Works Inc.	117,550
4,400	Ingersoll-Rand PLC	157,124
6,600	Joy Global Inc.	464,112
500	Navistar International Corp.*	21,820
1,200	Oshkosh Corp.*	33,000
1,500	PACCAR Inc.	72,225
2,700	Pall Corp.	112,428
2,500	Parker Hannifin Corp.	175,150
1,000	Pentair, Inc.	33,630
900	Snap-On, Inc.	41,859
5,700	Terex Corp.*	130,644
1,000	The Timken Company	38,360
		4,218,468
	Marine — 0.0%
3,700	DryShips Inc.*	17,797

	Media — 2.8%
22,100	Belo Corp.*	137,020
13,600	CBS Corp. Cl B Non-Voting	215,696

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Media — 2.8% (Continued)
5,200	Comcast Corp.	$94,016
4,900	DIRECTV*	203,987
2,600	Discovery Communications, Inc.*	113,230
1,000	DISH Network Corp.	19,160
8,000	The Walt Disney Co.	264,880
400	DreamWorks Animation SKG, Inc.*	12,764
10,900	Entercom Communications Corp.*	85,674
4,300	Focus Media Holding Limited - SP-ADR*	104,490
17,700	Gannett Co., Inc.	216,471
7,100	IMAX Corp.*	119,706
6,700	The Interpublic Group
	of Companies, Inc.*	67,201
1,100	Lamar Advertising Co.*	35,002
3,100	Lee Enterprises, Inc.*	8,308
3,600	Liberty Media Corp. - Capital Series A*	187,416
4,000	Live Nation Entertainment, Inc.*	39,520
4,000	Martha Stewart Living Omnimedia, Inc.*	18,960
22,900	The McClatchy Co.*	89,997
800	The McGraw-Hill Companies, Inc.	26,448
700	Morningstar, Inc.*	31,192
11,800	The New York Times Co.*	91,332
9,500	News Corp. Cl B	143,070
1,000	Omnicom Group Inc.	39,480
4,000	Regal Entertainment Group	52,480
1,200	Shaw Communications, Inc.	26,412
113,000	Sirius XM Radio Inc.*	135,600
3,300	Time Warner Cable Inc.	178,167
2,300	Time Warner Inc.	70,495
6,900	Viacom, Inc. Cl B	249,711
7,600	Virgin Media Inc.	174,952
		3,252,837
	Metals & Mining — 5.0%
600	Agnico-Eagle Mines Ltd.	42,618
2,900	AK Steel Holding Corp.	40,049
3,400	Alcoa Inc.	41,174
2,300	Allegheny Technologies, Inc.	106,835
3,700	Aluminum Corporation
	of China Ltd. - SP-ADR*	88,097
1,500	AngloGold Ashanti Ltd. - SP-ADR	69,360
3,200	ArcelorMittal NYS	105,536
4,400	Barrick Gold Corp.	203,676
1,800	BHP Billiton Ltd. - SP-ADR	137,376
23,200	China Precision Steel, Inc.*	37,816
5,400	Cliffs Natural Resources Inc.	345,168
6,400	Coeur d’ Alene Mines Corp.*	127,488
7,600	Commercial Metals Co.	110,124
3,100	Companhia Siderurgica
	Nacional S.A. - SP-ADR	54,777
7,100	Eldorado Gold Corp.	131,279
5,000	Freeport-McMoRan
	Copper & Gold Inc.	426,950
2,200	Fronteer Gold, Inc.*	15,796
4,000	Gammon Gold, Inc.*	28,040
8,500	Gold Fields Ltd. - SP-ADR	129,795
2,300	Goldcorp, Inc.	100,096
32,900	Golden Star Resources Ltd.*	162,526
9,000	Harmony Gold Mining
	Company Ltd. - SP-ADR	101,610
15,400	Hecla Mining Co.*	97,328
3,500	IAMGOLD Corp.	61,985
5,700	Ivanhoe Mines Ltd.*	133,437
9,200	Kinross Gold Corp.	172,868
1,100	Mechel - SP-ADR	27,390
2,100	Molycorp, Inc.*	59,409
3,400	Newmont Mining Corp.	213,554
39,000	Northgate Minerals Corp.*	118,170
7,000	NovaGold Resources Inc.*	61,180
2,800	Nucor Corp.	106,960
4,300	Pan American Silver Corp.	127,237
700	Randgold Resources Ltd.	71,022
1,600	Rio Tinto PLC - SP-ADR	93,968
5,500	RTI International Metals, Inc.*	168,410
3,000	Silver Standard Resources Inc.*	59,940
7,900	Silver Wheaton Corp.*	210,535
6,500	Southern Copper Corp.	228,280
1,400	Steel Dynamics, Inc.	19,754
21,200	Taseko Mines Ltd.*	110,240
2,400	Teck Resources Ltd. Cl B	98,784
3,300	Ternium S.A. - SP-ADR	107,745
9,500	Titanium Metals Corp.*	189,620

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Metals & Mining — 5.0% (Continued)
4,200	United States Steel Corp.	$184,128
7,600	Vale S.A. - SP-ADR	237,652
1,500	Walter Energy, Inc.	121,935
11,500	Yamana Gold Inc.	131,100
		5,818,817
	Multiline Retail — 1.9%
6,600	99 Cents Only Stores*	124,608
2,600	Big Lots, Inc.*	86,450
8,600	Dillard’s, Inc.	203,304
700	Dollar General Corp.*	20,475
6,250	Dollar Tree, Inc.*	304,750
4,300	Family Dollar Stores, Inc.	189,888
2,000	Kohl’s Corp.*	105,360
8,000	Macy’s, Inc.	184,720
10,400	Nordstrom, Inc.	386,880
5,000	J.C. Penney Company, Inc.	135,900
18,900	Saks, Inc.*	162,540
1,500	Sears Holdings Corp.*	108,210
3,900	Target Corp.	208,416
5,800	Tuesday Morning Corp.*	27,666
		2,249,167
	Multi-Utilities — 0.2%
2,600	CMS Energy Corporation	46,852
700	Consolidated Edison, Inc.	33,754
1,000	Dominion Resources, Inc.	43,660
1,200	NiSource Inc.	20,880
1,000	PG&E Corporation	45,420
800	Wisconsin Energy Corporation	46,240
		236,806
	Office Electronics — 0.3%
1,000	CANON INC. - SP-ADR	46,720
16,067	Xerox Corp.	166,293
2,100	Zebra Technologies Corporation*	70,644
		283,657
	Oil, Gas & Consumable Fuels — 4.6%
1,900	Anadarko Petroleum Corp.	108,395
1,600	Apache Corp.	156,416
2,400	Arch Coal, Inc.	64,104
4,000	BP- PLC - SP-ADR	164,680
28,300	Brigham Exploration Co.*	530,625
5,000	Cabot Oil & Gas Corp.	150,550
1,800	Canadian Natural Resources Ltd.	62,280
2,700	Cenovus Energy Inc.	77,679
3,250	Chesapeake Energy Corp.	73,613
700	Chevron Corp.	56,735
200	CNOOC Ltd.	38,860
2,400	Concho Resources Inc.*	158,808
2,300	ConocoPhillips	132,089
3,000	Devon Energy Corp.	194,220
5,800	El Paso Corp.	71,804
1,000	Enbridge Inc.	52,300
4,500	EnCana Corp.	136,035
1,500	EOG Resources, Inc.	139,455
925	Exxon Mobil Corp.	57,156
2,200	Forest Oil Corp.*	65,340
1,700	Hess Corp.	100,504
1,000	Holly Corp.	28,750
25,500	Ivanhoe Energy, Inc.*	53,040
3,200	Kodiak Oil & Gas Corp.*	10,848
1,100	Marathon Oil Corp.	36,410
8,200	Massey Energy Co.	254,364
1,000	McMoRan Exploration Co.*	17,210
1,000	Murphy Oil Corp.	61,920
1,600	Newfield Exploration Co.*	91,904
2,300	Noble Energy, Inc.	172,707
1,000	Occidental Petroleum Corp.	78,300
2,700	Patriot Coal Corp.*	30,807
6,400	Peabody Energy Corp.	313,664
600	PetroChina Company Ltd.	69,852
4,200	Petroleo Brasileiro S.A. - SP-ADR	152,334
2,300	Pioneer Natural Resources Co.	149,569
1,400	Range Resources Corp.	53,382
3,100	SandRidge Energy Inc.*	17,608
1,500	Southwestern Energy Co.*	50,160
2,500	Suncor Energy, Inc.	81,375
3,500	Sunoco, Inc.	127,750
2,000	Tesoro Corp.	26,720
800	Total SA - SP-ADR	41,280

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Oil, Gas & Consumable
	Fuels — 4.6% (Continued)
12,000	TransGlobe Energy Corp.*	$113,520
800	Valero Energy Corp.	14,008
3,700	Venoco Inc.*	72,631
4,400	Whiting Petroleum Corp.*	420,244
1,500	Clayton Williams Energy, Inc.*	75,885
3,500	The Williams Companies, Inc.	66,885
		5,274,775
	Paper & Forest Products — 0.4%
1,800	P.H. Glatfelter Co.	21,888
7,700	International Paper Co.	167,475
13,100	Louisiana-Pacific Corp.*	99,167
8,600	Weyerhaeuser Co.	135,536
		424,066
	Personal Products — 0.6%
1,900	Avon Products, Inc.	61,009
3,800	Elizabeth Arden, Inc.*	75,962
2,400	Herbalife Ltd.	144,840
3,500	The Estee Lauder Companies Inc.	221,305
3,000	Medifast, Inc.*	81,390
2,000	Nutri System, Inc.	38,480
1,200	Weight Watchers International, Inc.	37,428
		660,414
	Pharmaceuticals — 2.7%
3,200	Abbott Laboratories	167,168
300	Allergan, Inc.	19,959
800	AstraZeneca PLC - SP-ADR	40,560
2,700	BMP Sunstone Corporation*	20,520
3,400	Bristol-Myers Squibb Co.	92,174
5,200	Dr. Reddy’s Laboratories Ltd. - SP-ADR	167,544
10,000	Elan Corporation PLC - SP-ADR*	57,500
2,000	Endo Pharmaceuticals Holdings Inc.*	66,480
1,600	Forest Laboratories, Inc.*	49,488
2,700	Generex Biotechnology Corp.*	1,324
1,700	GlaxoSmithKline-PLC - SP-ADR	67,184
12,700	Jazz Pharmaceuticals, Inc.*	136,271
6,600	Johnson & Johnson	408,936
2,600	Eli Lilly and Co.	94,978
3,800	Medicis Pharmaceutical Corp.	112,670
4,100	Merck & Co., Inc.	150,921
6,900	Mylan, Inc.*	129,789
2,600	Novo Nordisk A/S - SP-ADR	255,944
2,800	Perrigo Co.	179,816
9,200	Pfizer Inc.	157,964
11,000	Questcor Pharmaceuticals, Inc.*	109,120
2,200	Salix Pharmaceuticals, Ltd.*	87,384
2,400	Teva Pharmaceutical Industries Ltd.	126,600
2,980	Valeant Pharmaceuticals
	International, Inc.	74,649
7,900	ViroPharma Inc.*	117,789
5,800	VIVUS Inc.*	38,802
3,200	Warner Chilcott PLC	71,808
2,100	Watson Pharmaceuticals, Inc.*	88,851
		3,092,193
	Professional Services — 0.2%
2,800	51job, Inc. - SP-ADR*	104,916
1,700	Korn/Ferry International*	28,118
1,600	Manpower Inc.	83,520
13,200	On Assignment, Inc.*	69,300
		285,854
	Real Estate Management
	& Development — 0.1%
2,500	CB Richard Ellis Group, Inc.*	45,700
1,600	The St. Joe Company*	39,792
		85,492
	Road & Rail — 1.5%
1,200	Arkansas Best Corp.	29,076
5,200	Avis Budget Group, Inc.*	60,580
700	Canadian National Railway Company	44,814
700	Canadian Pacific Railway Limited	42,651
6,000	CSX Corp.	331,920
3,000	Dollar Thrifty Automotive Group, Inc.*	150,420
10,000	Hertz Global Holdings, Inc.*	105,900
1,000	J.B. Hunt Transportation Services, Inc.	34,700
2,700	Kansas City Southern*	101,007
5,100	Norfolk Southern Corp.	303,501
2,600	Ryder Systems, Inc.	111,202
4,600	Union Pacific Corp.	376,280
60,000	YRC Worldwide, Inc.*	15,000
		1,707,051

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Semiconductors & Semiconductor
	Equipment — 4.3%
16,000	Advanced Micro Devices, Inc.*	$113,760
7,400	Altera Corp.	223,184
2,500	Analog Devices, Inc.	78,450
10,800	Applied Materials, Inc.	126,144
5,300	Applied Micro Circuits Corp.*	53,000
5,100	ASML Holding N.V. NYS	151,623
21,400	Atmel Corp.*	170,344
5,800	Broadcom Corp.	205,262
12,700	Cirrus Logic, Inc.*	226,568
21,900	Conexant Systems, Inc.*	35,916
3,400	Cree, Inc.*	184,586
4,800	Cypress Semiconductor Corp.*	60,384
6,200	Entegris Inc.*	28,954
2,000	Entropic Communications, Inc.*	19,200
3,500	Integrated Device Technology, Inc.*	20,475
6,700	Intel Corp.	128,841
2,900	JinkoSolar Holding
	Company Limited - ADR*	91,669
5,800	KLA-Tencor Corp.	204,334
12,100	Kulicke and Soffa Industries, Inc.*	74,899
2,500	Lam Research Corp.*	104,625
23,900	Lattice Semiconductor Corp.*	113,525
1,000	Linear Technology Corporation	30,730
10,500	LSI Corp.*	47,880
13,500	LTX-Credence Corporation*	28,215
5,000	Marvell Technology Group Ltd.*	87,550
9,000	Mattson Technology, Inc.*	24,750
2,900	MEMC Electronic Materials, Inc.*	34,568
1,800	Micrel, Inc.	17,748
2,700	Microchip Technology Inc.	84,915
14,000	Micron Technology, Inc.*	100,940
11,400	Mindspeed Technologies Inc.*	88,578
10,000	MIPS Technologies, Inc.*	97,300
2,500	Nanometrics Incorporated*	37,625
1,200	Netlogic Microsystems Inc.*	33,096
4,700	Novellus Systems, Inc.*	124,926
7,200	NVIDIA Corp.*	84,096
1,500	OmniVision Technologies, Inc.*	34,560
18,400	ON Semiconductor Corp.*	132,664
8,500	PMC-Sierra, Inc.*	62,560
900	Rambus Inc.*	18,756
6,200	Renesola Ltd. - SP-ADR*	77,500
16,400	RF Micro Devices, Inc.*	100,696
12,300	Skyworks Solutions, Inc.*	254,364
2,500	Standard Microsystems Corp.*	57,025
16,000	Teradyne, Inc.*	178,240
3,300	Texas Instruments Inc.	89,562
22,000	TriQuint Semiconductor, Inc.*	211,200
6,300	Veeco Instruments Inc.*	219,681
6,400	Xilinx, Inc.	170,304
		4,945,772
	Software — 4.5%
1,800	Adobe Systems Inc.*	47,070
2,600	Advent Software, Inc.*	135,694
16,400	Ariba Inc.*	309,960
3,200	AsiaInfo-Linkage Inc.*	63,136
4,900	Autodesk, Inc.*	156,653
1,500	BMC Software, Inc.*	60,720
3,900	Check Point Software
	Technologies Ltd.*	144,027
6,200	Citrix Systems, Inc.*	423,088
5,700	Compuware Corp.*	48,621
600	FactSet Research Systems Inc.	48,678
2,200	Fair Isaac Corp.	54,252
2,100	Fortinet Inc.*	52,500
1,000	Jack Henry & Associates, Inc.	25,500
5,100	Informatica Corp.*	195,891
4,600	Intuit Inc.*	201,526
1,500	JDA Software Group, Inc.*	38,040
6,300	Lawson Software, Inc.*	53,361
2,300	McAfee Inc.*	108,698
5,600	Mentor Graphics Corporation*	59,192
1,700	MICROS Systems, Inc.*	71,961
6,600	Microsoft Corp.	161,634
3,000	NetSuite Inc.*	70,710
10,400	Oracle Corp.	279,240
6,000	Parametric Technology Corp.*	117,240
4,800	Quest Software, Inc.*	118,032

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Software — 4.5% (Continued)
5,000	Red Hat, Inc.*	$205,000
1,200	Rosetta Stone, Inc.*	25,488
900	Rovi Corporation*	45,369
3,900	Salesforce.com, Inc.*	436,020
2,900	SAP AG - SP-ADR	142,999
1,300	Solarwinds, Inc.*	22,438
2,500	Solera Holdings Inc.	110,400
1,800	Symantec Corp.*	27,306
1,000	Synopsys, Inc.*	24,770
13,800	TIBCO Software Inc.*	244,812
900	The Ultimate Software Group, Inc.*	34,776
4,100	VanceInfo Technologies Inc.*	132,594
7,200	VMware Inc.*	611,568
18,500	Wave Systems Corp.*	41,440
3,000	Websense, Inc.*	53,220
		5,203,624
	Solar — 0.6%
9,000	Evergreen Solar, Inc.*	6,606
1,400	First Solar, Inc.*	206,290
12,800	JA Solar Holdings Co., Ltd. - SP-ADR*	119,424
5,600	LDK Solar Co. Ltd. - SP-ADR*	57,568
5,000	Suntech Power Holdings
	Co., Ltd. - SP-ADR*	48,200
3,400	Trina Solar Ltd.*	102,612
9,500	Yingli Green Energy Holding
	Company Ltd. - SP-ADR*	131,480
		672,180
	Specialty Retail — 4.9%
2,000	Abercrombie & Fitch Co.	78,640
1,300	Advance Auto Parts, Inc.	76,284
6,200	Aeropostale, Inc.*	144,150
2,000	American Eagle Outfitters, Inc.	29,920
10,200	AnnTaylor Stores Corp.*	206,448
4,800	AutoNation, Inc.*	111,600
900	AutoZone, Inc.*	206,019
3,000	bebe stores, inc.	21,630
2,600	Bed Bath & Beyond Inc.*	112,866
10,400	Best Buy Co., Inc.	424,632
36,000	Borders Group, Inc.*	42,840
6,400	CarMax, Inc.*	178,304
12,000	Chico’s FAS, Inc.	126,240
1,700	The Children’s Place
	Retail Stores, Inc.*	82,909
5,350	Coldwater Creek Inc.*	28,195
2,600	Cost Plus, Inc.*	10,790
4,800	Dick’s Sporting Goods, Inc.*	134,592
3,100	The Dress Barn, Inc.*	73,625
1,500	Express, Inc.*	22,815
1,900	The Finish Line, Inc.	26,429
1,800	Foot Locker, Inc.	26,154
600	GameStop Corp.*	11,826
3,400	The Gap, Inc.	63,376
2,400	Guess?, Inc.	97,512
1,400	The Gymboree Corp.*	58,156
8,600	The Home Depot, Inc.	272,448
3,000	J. Crew Group, Inc.*	100,860
800	Jo-Ann Stores, Inc.*	35,640
900	Jos. A. Bank Clothiers, Inc.*	38,349
11,500	Limited Brands, Inc.	307,970
8,100	Lowe’s Companies, Inc.	180,549
1,200	The Men’s Wearhouse, Inc.	28,548
31,500	Office Depot, Inc.*	144,900
20,200	OfficeMax Inc.*	264,418
1,400	O’Reilly Automotive, Inc.*	74,480
6,500	The Pep Boys-Manny Moe & Jack	68,770
3,700	PetSmart, Inc.	129,500
40,000	Pier 1 Imports, Inc.*	327,600
1,200	RadioShack Corp.	25,596
2,600	Ross Stores, Inc.	142,012
2,100	The Sherwin-Williams Co.	157,794
2,900	Staples, Inc.	60,668
7,000	Stein Mart, Inc.*	61,810
7,000	Talbots, Inc.*	91,700
2,400	Tiffany & Co.	112,776
2,800	The TJX Companies, Inc.	124,964
1,000	Tractor Supply Company	39,660
7,200	Ulta Salon, Cosmetics
	& Fragrance, Inc.*	210,240
4,900	Urban Outfitters, Inc.*	154,056
2,600	West Marine, Inc.*	26,416

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
COMMON STOCKS — 95.2% (a) (Continued)
	Specialty Retail — 4.9% (Continued)
3,200	Williams-Sonoma, Inc.	$101,440
1,200	Zumiez Inc.*	25,392
		5,704,508
	Telecommunication Services -
	Diversified — 0.9%
14,300	8x8, Inc.*	30,745
2,600	AT&T Inc.	74,360
1,500	BT Group PLC - SP-ADR	32,880
3,000	China Unicom (Hong Kong)
	Ltd. - SP-ADR	43,680
3,300	Chunghwa Telecom
	Co., Ltd. - SP-ADR	73,986
2,100	City Telecom (H. K.) Ltd. - SP-ADR	26,355
888	Frontier Communications Corporation	7,255
22,500	Qwest Communications
	International Inc.	141,075
10,300	tw telecom inc.*	191,271
4,700	Verizon Communications Inc.	153,173
8,900	VimpelCom Ltd.*	132,165
1,000	VocalTec Communications Ltd.*	26,500
9,000	Windstream Corporation	110,610
		1,044,055
	Telecommunication Services - Wireless — 0.8%
3,000	American Tower Corp.*	153,780
1,800	China Mobile Ltd. - SP-ADR	92,034
600	Crown Castle International Corp.*	26,490
1,500	Leap Wireless International, Inc.*	18,525
9,900	MetroPCS Communications, Inc.*	103,554
500	Millicom International Cellular S.A.	47,975
6,500	Mobile TeleSystems - SP-ADR	137,995
2,000	NTT DOCOMO, Inc. - SP-ADR	33,440
26,500	Sprint Nextel Corp.*	122,695
1,600	Syniverse Holdings Inc.*	36,272
1,900	Turkcell Iletisim
	Hizmetleri AS - SP-ADR	31,844
1,000	Vivo Participacoes S.A. - SP-ADR	27,170
4,600	Vodafone Group PLC - SP-ADR	114,126
		945,900
	Textiles, Apparel & Luxury Goods — 2.0%
4,500	Coach, Inc.	193,320
3,800	Kenneth Cole Productions, Inc.*	63,346
29,900	Crocs, Inc.*	388,999
3,600	Deckers Outdoor Corp.*	179,856
700	Fossil, Inc.*	37,653
5,000	Gildan Activewear Inc.*	140,450
600	Hanesbrands, Inc.*	15,516
21,000	Joe’s Jeans, Inc.*	44,310
2,200	Jones Apparel Group, Inc.	43,208
17,000	Liz Claiborne, Inc.*	103,360
1,300	Lululemon Athletica Inc.*	58,136
1,200	Steven Madden, Ltd.*	49,272
2,200	NIKE, Inc. Cl B	176,308
3,600	Phillips-Van Heusen Corp.	216,576
2,000	Polo Ralph Lauren Corp.	179,720
800	Skechers U.S.A., Inc.*	18,792
5,500	The Timberland Co.*	108,955
1,500	True Religion Apparel, Inc.*	32,010
3,500	Under Armour, Inc.*	157,640
1,100	VF Corp.	89,122
		2,296,549
	Tobacco — 0.2%
5,200	Altria Group Inc.	124,904
1,700	Philip Morris International Inc.	95,234
800	Reynolds American Inc.	47,512
		267,650
	Trading Companies & Distributors — 0.3%
3,600	Fastenal Co.	191,484
700	W.W. Grainger, Inc.	83,377
2,000	Titan Machinery, Inc.*	32,600
1,000	WESCO International, Inc.*	39,290
		346,751
	Water Utilities — 0.0%
1,200	American Water Works Co., Inc.	27,924
	Total common stocks
	(cost $97,106,106)	110,521,567

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2010

Shares		Value
LONG-TERM INVESTMENTS — 95.5% (a) (Continued)
REITS — 0.1% (a)
	Real Estate Investment Trusts — 0.1%
1,800	Annaly Capital Management Inc.	$31,680
1,000	Hatteras Financial Corp.	28,470
		60,150
	Total REITS (cost $59,056)	60,150

RIGHTS — 0.0% (a)
1,200	Deutsche Bank AG (b)*	6,000
	Total rights (cost $7,577)	6,000

WARRANTS — 0.0% (a)
70	Krispy Kreme Doughnuts, Inc.*,
	Expiration Date - 03/02/12,
	Exercise Price - $12.21	3
	Total warrants
	(cost $0)	3

PREFERRED STOCKS — 0.2% (a)
	Beverages — 0.1%
1,000	Companhia de Bebidas das
	Americas Preferred - SP-ADR	123,780

	Commercial Banks — 0.1%
2,600	Banco Bradesco S.A. - SP-ADR	52,988
700	Bancolombia S.A. - SP-ADR	45,941
		98,929
	Total preferred stocks (cost $207,256)	222,709
	Total investments — 95.5% (cost $97,379,995)	110,810,429
	Cash and receivables, less liabilities — 4.5% (a)	5,232,075
	TOTAL NET ASSETS — 100.0%	$116,042,504

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
This security was fair valued as determined by the adviser using procedures approved by the Board of Directors.  The total fair value of such security at September 30, 2010 is $6,000 which represents 0.0% of total net assets.

N.V. – Netherlands Antilles Limited Liability Corp.
NYS – New York Registered Shares
SP-ADR – Sponsored American Depositary Receipts

The Global Industry Classification Standard (GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $16,476)	$943,184
Total investment income	943,184
EXPENSES:
Management fees	754,501
Transfer agent fees	128,825
Administrative and accounting services	109,450
Custodian fees	69,795
Distribution fees	66,887
Professional fees	51,690
Insurance expense	48,642
Registration fees	41,505
Printing and postage expense	34,255
Chief Compliance Officer fees	20,000
Board of Directors fees	18,000
Other expenses	14,783
Net expenses	1,358,333
NET INVESTMENT LOSS	(415,149)
NET REALIZED GAIN ON INVESTMENTS	5,960,177
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS	4,829,266
NET GAIN ON INVESTMENTS	10,789,443
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,374,294

The accompanying notes to financial statements are an integral part of this schedule.

Reynolds Blue Chip Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2010 and 2009

	2010	2009
OPERATIONS:
Net investment loss	$(415,149)	$(352,303)
Net realized gain on investments	5,960,177	1,479,604
Net increase in unrealized appreciation on investments	4,829,266	8,520,213
Net increase in net assets resulting from operations	10,374,294	9,647,514
FUND SHARE ACTIVITIES:
Proceeds from shares issued (1,781,997 and 626,906 shares, respectively)	80,933,456	22,414,869
Cost of shares redeemed (538,546 and 162,666 shares, respectively)	(23,818,278)	(5,660,176)
Net increase in net assets derived from Fund share activities	57,115,178	16,754,693
TOTAL INCREASE	67,489,472	26,402,207
NET ASSETS AT THE BEGINNING OF THE YEAR	48,553,032	22,150,825
NET ASSETS AT THE END OF THE YEAR (Includes accumulated
net investment income of $0 and $0, respectively)	$116,042,504	$48,553,032

The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$41.87	$31.85	$32.05	$28.98	$29.48
Income from investment operations:
Net investment (loss) income (a)	(0.25)	(0.42)	(0.01)	0.17	(0.17)
Net realized and unrealized gains (loss) on investments	6.67	10.44	0.02	2.90	(0.33)
Total from investment operations	6.42	10.02	0.01	3.07	(0.50)
Less distributions:
Distributions from net investment income	—	—	(0.21)	—	—
Distributions from net realized gains	—	—	—	—	—
Total from distributions	—	—	(0.21)	—	—
Net asset value, end of year	$48.29	$41.87	$31.85	$32.05	$28.98
TOTAL RETURN	15.33%	31.46%	(0.00%)	10.59%	(1.70%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	116,043	48,553	22,151	26,670	38,288
Ratio of expenses (after reimbursement) to average net assets*	1.80%	2.00%	2.00%	2.02%	2.01%
Ratio of net investment (loss) income to average net assets**	(0.55%)	(1.24%)	(0.03%)	0.55%	(0.55%)
Portfolio turnover rate	80%	527%	364%	313%	281%

(a)	Amount calculated based on average shares outstanding throughout the year.
*
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008 and 2007, the ratios would have been 2.51%, 2.67% and 2.25%, respectively.

**	If the Fund had paid all of its expenses for the years ended September 30, 2009, 2008 and 2007, the ratios would have been (1.75%), (0.70%) and 0.32%, respectively.

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2010

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the “Company”), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  This Company consists of one fund: the Reynolds Blue Chip Growth Fund (the “Fund”).  The Company was incorporated under the laws of Maryland on April 28,1988.

The investment objective of the Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as “blue chip” companies.

(a)  Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price.  Securities which are traded on the Nasdaq National Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors.  The fair value of a security is the amount

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(1)	Summary of Significant Accounting Policies — (Continued)

which the Fund might receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  Variable rate demand notes are recorded at par value which approximates fair value.

Under accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. GAAP establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund's assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1—	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2—	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3—	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2010, based on the inputs used to value them:

Valuation Inputs		Investments in Securities
Level 1—	Common Stocks	$110,521,567
	REITS	60,150
	Warrants	3
	Preferred Stocks	222,709
	Total Level 1	110,804,429
Level 2—	Rights	6,000
Level 3—		—
Total		$110,810,429	*

*  Please refer to the Schedule of Investments to view common stocks and preferred stocks segregated by industry type.

(b)  Investment transactions are accounted for on a trade date basis for financial reporting purposes.  Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)  The Fund records dividend income on the ex-dividend date and interest income on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

(d)  The Fund may have investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(1)	Summary of Significant Accounting Policies — (Continued)

(e)  GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  For the year ended September 30, 2010, the Fund reclassified $415,149 of net investment loss and $66,439,898 of capital loss carryovers that expired September 30, 2010 to capital stock.

(f)  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)  No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)  The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2010, open Federal tax years include the tax years ended September 30, 2007 through 2010.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Fund’s Statement of Operations.  During the year ended September 30, 2010, the Fund did not incur any interest or penalties.  The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Reynolds Capital Management (“RCM”), to serve as investment adviser and manager.  Mr. Frederick L. Reynolds, the sole proprietor of RCM, is also an officer and interested director of the Fund.  Under the terms of the agreement, the Fund will pay RCM a monthly management fee at the annual rate of 1% of the daily net assets.

The agreement further stipulates that RCM will reimburse the Fund for all expenses exceeding 2% of its daily average net assets (excluding interest, taxes, brokerage commissions and extraordinary items).  The Fund is not obligated to reimburse RCM for any expenses reimbursed in previous fiscal years.  No such reimbursements were required for the year ended September 30, 2010.

The Fund has adopted a Service and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund’s average daily net assets.  Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

(3)	Distributions to Shareholders —

Net investment income and net realized gains, if any, for the Fund are distributed to shareholders at least annually and are recorded on the ex-dividend date.

(4)	Investment Transactions —

For the year ended September 30, 2010, purchases and proceeds of sales of investment securities (excluding short-term securities) were $110,932,827 and $58,679,492, respectively.

Reynolds Blue Chip Growth Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2010

(5)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2010:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$98,548,308	$17,644,617	($5,382,496)	$12,262,121	$ —	$ —

The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the year ended September 30, 2010, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations ($4,248,056 expiring on September 30, 2011 and $11,370,315 expiring on September 30, 2013), as of September 30, 2010, and tax basis post-October losses as of September 30, 2010, which are not recognized for tax purposes until the first day of the following fiscal year are:

September 30, 2010				September 30, 2009
Ordinary	Long-Term	Net Capital		Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
$ —	$ —	$15,618,371	$ —	$ —	$ —

The Fund has utilized $6,309,276 of its capital loss carryovers during the year ended September 30, 2010.

Since there were no ordinary distributions paid for the year ended September 30, 2010, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
  Reynolds Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reynolds Funds, Inc., comprising Reynolds Blue Chip Growth Fund (the “Fund”), as of September 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the two years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years indicated prior to September 30, 2009 were audited by another independent registered public accounting firm, who expressed unqualified opinions on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reynolds Funds, Inc. as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Westlake, Ohio
November 24, 2010

Reynolds Blue Chip Growth Fund
DIRECTORS AND OFFICERS

Other
		Term of		# of Funds	Directorships
	Position	Office and		in Complex	Held by
Name, Age	Held with	Length of	Principal Occupation(s)	Overseen	Director
and Address	the Fund	Time Served	During Past Five Years	by Director	or Officer

Non-Interested Directors:
Dennis N. Moser, 68	Director	Indefinite Term	Mr. Moser is a partner in Glenbrook Partner,	1	None
77 Stockbridge		Since 2002	LLC, a payments consulting firm.
Atherton, CA 94027

Robert E. Stauder, 80	Director	Indefinite Term	Mr. Stauder is retired. He was a principal of	1	None
436 Casabonne Lane		Since 1988	Robinson Mills + Williams, an architectural
Sonoma, CA 95476			and interior design firm, from 1991 until 1996.

Interested Director:
Frederick L. Reynolds,* 68	Director,	Indefinite Term	Mr. Reynolds is the sole proprietor of	1	None
2580 Kekaa Drive #115		Since 1988	the Adviser, which business commenced in 1985.
Lahaina, HI 96761	President	One Year Term
	and	Since 1988
Treasurer

Other Officers:
N. Lynn Bowley, 52	Chief	At Discretion	Mr. Bowley has been a Compliance Officer for	N/A	None
Northern Lights	Compliance	of Board	Northern Lights Compliance Services, LLC,
Compliance Services, LLC	Officer	Since 2007	(f/k/a) Fund Compliance Services, LLC, since
4020 S. 147th Street			2007. From 2002 to 2006 he was Vice-President
Omaha, NE 68137			of Investment Support Services for Mutual of
Omaha Companies.

*
Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940.  Mr. Reynolds is an interested director of the Company by reason of his being an officer of the Company and the sole proprietor of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.reynoldsfunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

REYNOLDS BLUE CHIP GROWTH FUND

c/o U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
www.reynoldsfunds.com

Board of Directors

DENNIS N. MOSER
FREDERICK L. REYNOLDS
ROBERT E. STAUDER

Investment Adviser

REYNOLDS CAPITAL MANAGEMENT
2580 Kekaa Drive, #115
Lahaina, Hawaii 96761

Transfer Agent,
Dividend Disbursing Agent,
Administrator and Accountant

U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-800-773-9665
or 1-800-7REYNOLDS
1-414-765-4124

Custodian

U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Independent Registered Public Accounting Firm

COHEN FUND AUDIT SERVICES, LTD.
800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Legal Counsel

FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee.  While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an “audit committee financial expert” as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees

$13,500 (FY 2010) and $15,600 (FY 2009) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)  Tax Fees

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no other fees billed in each the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h)  Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 26, 2010, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Reynolds Funds, Inc.
Registrant

By /s/Frederick L. Reynolds
    Frederick L. Reynolds, Principal Executive Officer

Date:    December 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Reynolds Funds, Inc.
Registrant

By /s/Frederick L. Reynolds
     Frederick L. Reynolds, Principal Financial Officer

Date :    December 7, 2010